UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2026

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On February 17, 2026, Ovintiv USA Inc. and Ovintiv Royalty Holdings LLC (together, the “Seller”), each a wholly-owned subsidiary of Ovintiv Inc. (“Ovintiv”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with MidCon II BuyerCo, LLC (the “Buyer”), pursuant to which Seller has agreed to sell certain of Ovintiv’s oil and gas assets located in Oklahoma (the “Assets”) to Buyer through Buyer’s acquisition of all the issued and outstanding equity interests (the “Target Company Securities”) of a newly formed Texas limited liability company (“Target Company”). No earlier than one day prior to closing, Seller will effect a reorganization pursuant to which the Assets and certain assumed liabilities will be assigned to the Target Company (the “Pre-Closing Reorganization” and, together with the other transactions contemplated by the Purchase Agreement, the “Transaction”).

Under the terms and conditions of the Purchase Agreement, which has an economic effective date of January 1, 2026, the purchase price for the Target Company Securities is $3.0 billion in cash (the “Purchase Price”), subject to customary closing adjustments. Pursuant to the Purchase Agreement, within one business day of the execution date thereof, Buyer will deposit $200.0 million (the “Deposit Amount”) into an escrow account, which will be credited towards the Purchase Price payable at the closing of the Transaction. If the Purchase Agreement is terminated in accordance with its terms and conditions, the Deposit Amount will be disbursed to Seller or Buyer as provided in the Purchase Agreement, summarized below.

The Purchase Agreement provides that the closing of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the accuracy of the representations and warranties of each party (subject to specified materiality standards and customary qualifications), (b) compliance by each party with its respective covenants (subject to specified materiality standards and customary qualifications), (c) receipt of necessary third party consents and governmental approvals, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (collectively, the “Required Approvals”), and (d) consummation of the Pre-Closing Reorganization.

Seller and Buyer have made customary representations and warranties in the Purchase Agreement. The Purchase Agreement also contains customary covenants and agreements, including, among others, covenants and agreements relating to (a) the maintenance of the Assets during the period between the execution of the Purchase Agreement and closing of the Transaction and (b) the efforts of the parties to cause the Transaction to be completed, including obtaining the Required Approvals.

The Purchase Agreement also provides for certain termination rights for Seller and Buyer, including, among others (and subject to certain exceptions in each case), (a) by mutual written consent of Seller and Buyer, (b) by Buyer, if Seller has committed a material breach of the Purchase Agreement that causes any of Buyer’s conditions to closing not to be satisfied (or if such breach is of such a magnitude that it will not be possible for such condition to be satisfied), (c) by Seller, if Buyer has committed a material breach of the Purchase Agreement that causes any of Seller’s conditions to closing not to be satisfied (or if such breach is of such a magnitude that it will not be possible for such condition to be satisfied), (d) by either Seller or Buyer, if the closing has not occurred on or before May 11, 2026 (the “Outside Date”), provided that, in certain circumstances where specified Required Approvals have not been satisfied, the Outside Date will be automatically extended to the date that is the earlier of (i) 10 business days after the date such conditions have been satisfied or waived by the parties and (ii) the date that is 180 days after the target closing date as set forth in the Purchase Agreement, (e) by either Seller or Buyer, if a governmental authority has issued a final and non-appealable order permanently restraining or prohibiting the consummation of the Transaction, (f) by either Seller or Buyer, if the aggregate amount of certain title defect values, environmental defect values, specified purchase price adjustments and casualty losses exceed a certain threshold of the unadjusted Purchase Price, and (h) by Seller, if Buyer fails to timely fund the Deposit Amount as required under the Purchase Agreement.

Subject to certain further terms, conditions and exceptions, if the Purchase Agreement is terminated, or is terminable, (a) by Seller under circumstances in which Seller has the right to terminate due to Buyer’s material breach (and such breach is not timely cured), then Seller will have the right, in its sole discretion, either to seek specific performance of Buyer’s obligations or to terminate the Purchase Agreement and retain the Deposit Amount as liquidated damages as Seller’s sole and exclusive remedy, or (b) by Buyer under circumstances in which Buyer has the right to terminate due to Seller’s material breach (and such breach is not timely cured), then Buyer will have the right, in its sole discretion, either to seek specific performance of Seller’s obligations or to terminate the Purchase Agreement and seek to recover Buyer’s actual, direct damages from Seller in an amount not to exceed Buyer’s actual documented, out-of-pocket expenses in connection with negotiating the Purchase Agreement, but in no case in an amount exceeding 5% of the unadjusted Purchase Price, in addition to return of the Deposit Amount. In the event the Purchase Agreement is terminated for other specified reasons, including failure to close by the Outside Date (other than as a result of a terminating party’s material breach), the Deposit Amount will be returned to Buyer.

The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Purchase Agreement, (b) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (d) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Ovintiv’s public disclosures.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of the Purchase Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements or information (collectively, “forward-looking statements”) within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, except for statements of historical fact, that relate to the anticipated future activities, plans, strategies, objectives or expectations of Ovintiv are forward-looking statements. When used in this Form 8-K, the use of words and phrases including “anticipates,” “believes,” “estimates,” “expects,” “intends,” “maintain,” “may,” “plans,” “potential,” “strategy,” “targets,” “will,” “would” and other similar terminology is intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words or phrases.

The forward-looking statements included in this Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Ovintiv has based these forward-looking statements on current expectations and assumptions about future events, including Ovintiv’s ability to consummate any pending acquisition and divestiture transactions (including the transactions described herein), other risks and uncertainties related to the closing of pending acquisition and divestiture transactions (including the transactions described herein), and the ability of Ovintiv to access credit facilities and capital markets, taking into account all information currently known by Ovintiv. While Ovintiv considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond our control. The risks and uncertainties that may affect the operations, performance and results of Ovintiv’s business and forward-looking statements include, but are not limited to, those set forth in Item 1A. “Risk Factors” of Ovintiv’s most recent Annual Report on Form 10-K, and other risks and uncertainties impacting Ovintiv’s business as described from time to time in Ovintiv’s other periodic filings with the SEC or Canadian securities regulators.

Although Ovintiv believes the expectations represented by its forward-looking statements are reasonable based on the information available to it as of the date such statements are made, forward-looking statements are only predictions and statements of Ovintiv’s current beliefs and there can be no assurance that such expectations will prove to be correct. All forward-looking statements contained in this Form 8-K are made as of the date of this Form 8-K and, except as required by law, Ovintiv undertakes no obligation to update publicly or revise any forward-looking statements. The forward-looking statements contained or incorporated by reference in this Form 8-K, and all subsequent forward-looking statements attributable to Ovintiv, whether written or oral, are expressly qualified by these cautionary statements.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 2.1*	Purchase and Sale Agreement, dated as of February 17, 2026, by and between Ovintiv USA Inc., Ovintiv Royalty Holdings LLC and MidCon II BuyerCo, LLC.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Ovintiv Inc. hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2026

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
	Name:	Dawna I. Gibb
	Title:	Assistant Corporate Secretary